UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 31, 2008
(October 27, 2008)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.03 Material Modification to Rights of Security Holders.

Reference is made to the information set forth under Item 5.03 below and is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On August 16, 2004, PNM Resources, Inc. (“PNMR”) announced that Cascade Investment, L.L.C. (“Cascade”) had agreed to invest $100 million in equity-linked securities to be issued by PNMR.  The transaction was described in a Current Report on Form 8-K filed by PNMR on August 16, 2004 with the Securities and Exchange Commission (“SEC”).

On October 7, 2005, PNMR completed the transaction and issued $100 million of equity-linked securities, known as Hybrid Income Term Security (“HITS”) Units, to Cascade.  The transaction was described in a Current Report on Form 8-K filed by PNMR on October 14, 2005 with the SEC.  The HITS Units contain mandatory obligations under which the holder is required to purchase $100 million of PNMR’s common stock, or at its election, preferred stock, on November 16, 2008 and the debt components of the HITS Units were to be remarketed beginning August 13, 2008.

Effective August 4, 2008, certain principal agreements relating to the HITS Units transaction were amended and restated and other actions were taken for the purpose of amending the initial remarketing date for the debt components of the HITS Units from August 13, 2008, to be November 7, 2008, and making other clarifying changes.  The amendments were described in a Current Report on Form 8-K filed by PNMR on August 7, 2008 with the SEC.

PNMR’s Board of Directors adopted a Statement of Resolutions Establishing a Series of Preferred Stock of PNMR (the “Resolution”) to be designated “Convertible Preferred Stock, Series A” (the “Preferred Stock”), to be issued in the event Cascade elects to purchase preferred stock to settle its mandatory obligations. The Resolution sets forth the designation, preferences, privileges and voting powers of the Preferred Stock.  On October 27, 2008,  PNMR delivered the Resolution to the New Mexico Public Regulation Commission (the “NMPRC”) for the purpose of amending the Restated Articles of Incorporation of PNMR, dated August 3, 2006.  Pursuant to the New Mexico Business Corporation Act, the amendment became effective upon the filing of the Resolution by the NMPRC on October 27, 2008.

This description is qualified in its entirety by reference to the full text of the Resolution, which is filed herewith as Exhibit 3.7.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number       Exhibit

3.7	Statement of Resolutions Establishing a Series of Preferred Stock of PNM Resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.

(Registrant)

Date: October 31, 2008	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)